UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 9, 2016 (February 8, 2016)

MOUNT TAM BIOTECHNOLOGIES, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Redwood Boulevard Novato, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 800-7175

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers

Effective February 8, 2016 Dr. Timothy Powers resigned as Chief Executive Officer of Mount Tam Biotechnologies, Inc. (the “Company”). There were no disagreements between Dr. Powers and the Company on any matter relating to the Company’s operations, policies or practices that resulted in his resignation. Dr. Powers will remain a member of the Company’s Board of Directors.

Company management, together with the Board of Directors, is currently considering potential candidates to replace Mr. Powers. At such time as a decision has been reached as to who will succeed Mr. Powers, the Company will file a Current Report on 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOUNT TAM BIOTECHNOLOGIES, INC.
Date:	February 9, 2016	(Registrant)

		By:	/s/ David R. Wells
David R. Wells
Interim Chief Financial Officer